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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------
                                    FORM 8-K


                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURTIES AND EXCHANGE ACT OF 1934

                          Date of Report: May 24, 2006
                  Date of earliest event reported: May 22, 2006

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                               AMISTAR CORPORATION
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             (Exact name of registrant as specified in its Charter)

          CALIFORNIA                     0-13403                 95-2747332
(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)         file number)         Identification No.)

                                237 VIA VERA CRUZ
                            SAN MARCOS, CA 92078-2698
                    (Address of principal executive offices)

                            AREA CODE (760) 471-1700
              (Registrant's telephone number, including area code)

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 22, 2006, Amistar Corporation issued a press release announcing its financial results for the first quarter of 2006. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99-Press Release of Amistar Corporation dated May 22, 2006, reporting Amistar's financial results for the first quarter 2006.



                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 24, 2006                              Amistar Corporation


                                                By: /s/ Gregory D. Leiser
                                                    ---------------------
                                                Gregory D. Leiser
                                                Vice President Finance and
                                                Chief Financial Officer